                                                                    EXHIBIT 10.2


                                 METRICOM, INC.

                   8% CONVERTIBLE SUBORDINATED NOTES DUE 2003

                              PLACEMENT  AGREEMENT


                                                                 August 20, 1996


FURMAN SELZ LLC
101 California Street
Suite 4300
San Francisco, CA  94111

FESHBACH BROTHERS INVESTOR SERVICES INC.
425 Sherman Avenue
Suite 220
Palo Alto, CA  94306

Ladies and Gentlemen:

                 Metricom, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the individuals or entities identified on Schedule A (collectively, the "Purchasers") an aggregate of approximately $45,000,000 principal amount of 8% Convertible Subordinated Notes due 2003 of the Company (the "Notes"). The Company has engaged Furman Selz LLC and Feshbach Brothers Investor Services Inc. (the "Placement Agents") to act as exclusive placement agents to the Company in connection with the sale of the Notes on a best efforts basis pursuant to the terms described in the letter dated August 12, 1996 from the Placement Agents to the Company (the "Engagement Letter") and in the Offering Memorandum (as defined herein). The Notes are to be issued pursuant to the provisions of an Indenture (the "Indenture") to be dated as of August 15, 1996, by and between the Company and U.S. Trust Company of California, N.A., as Trustee (the "Trustee"), pursuant to which the Notes will be convertible at the option of the holders thereof into the Company's Common Stock, par value $.001 per share (the "Common Stock"). The Notes and the shares of Common Stock into which the Notes are convertible are herein collectively referred to as the "Securities." The Securities and the Indenture are more fully described in the Offering Memorandum. Capitalized terms used herein without definition have the respective meanings specified in the Offering Memorandum.

                 The Securities will be offered and sold without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from registration thereunder. The Company has prepared a preliminary offering memorandum dated August 6, 1996 (such preliminary offering memorandum being hereinafter referred to as the "preliminary offering memorandum") and an offering memorandum, dated August 20, 1996 (such offering memorandum, in the form first furnished to the Purchasers for use in connection with the offering and the sale of the Securities by the Company, including any documents and information incorporated by reference therein, being hereinafter referred to as the "Offering Memorandum"), setting forth information regarding the Company and the Securities. The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and sale of the Securities.

                 Holders (including the initial purchasers of the Notes from the Company and subsequent transferees) of the Securities will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as hereinafter defined), in substantially the form of Exhibit A hereto, for so long as such Securities constitute "Registrable Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein within 90 days after the Closing Date, and will use all reasonable efforts to cause to become effective within 120 days after the Closing Date, a registration statement pursuant to Rule 415 under the 1933 Act (the "Shelf Registration Statement") with respect to the Securities. The Company will be required to pay liquidated damages to the holders of the Notes or the underlying Common Stock, as the case may be, under certain circumstances if the Company is not in compliance with its registration obligations under the Registration Rights Agreement.

         1. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement and made to the Placement Agents for the benefit of the Purchasers, and subject to its terms and conditions, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, pursuant to a separately executed Subscription Agreement, severally and not jointly, to purchase from the Company, the Notes in the respective principal amount set forth in each of their Subscription Agreements, at a purchase price equal to the principal amount thereof (the "Purchase Price"). The Placement Agents agree, subject to the terms and conditions contained in the Engagement Letter and this Agreement, to solicit offers to purchase the Securities on a "best efforts" basis.

         The Company hereby agrees, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by each of the Company's directors and executive officers, pursuant to which each such person agrees, not to, directly or indirectly, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire, Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any Common Stock, or enter into any agreement to do any of the foregoing, except pursuant to this Agreement, subject to certain exceptions, for a period of 90 days after the date of the Offering Memorandum without the prior written consent of Furman Selz LLC. Notwithstanding the foregoing, during such period (i) the Company (A) may grant stock options pursuant to the Company's existing stock option plans, (B) may issue shares of Common Stock pursuant to the Company's employee stock purchase plan and (C) may grant options to purchase up to 39,000 shares of Common Stock to directors or members of it Business Advisory Board outside of any plans, and (ii) the Company may issue shares of its Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

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         2.      Delivery and Payment.  Delivery to each Purchaser of and
payment for the Notes shall be made at 10:00 A.M., New York City time, on Monday, August 26, 1996 (the "Closing Date"), at such place as the Placement Agents shall designate. The Closing Date and the location of delivery of and the form of payment for the Notes may be varied by agreement among you and the Company.

         One or more of the Notes in definitive form, registered in the name of Cede and Co., as nominee of The Depository Trust Company ("DTC"), or such other name(s) as the Placement Agents may request in writing upon at least two business days' notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Notes to be sold by the Company to qualified institutional buyers ("QIBs") within the meaning of Rule 144A promulgated under the 1933 Act, as such rule may be amended from time to time ("Rule 144A") (such note is referred to herein as the "144A Global Note" and the Securities represented thereby are referred to as the "Global Securities"), one or more Notes in definitive form, registered in such names and denominations as the Purchasers may so request, having an aggregate principal amount corresponding to the aggregate principal amount of the Notes to be sold by the Company to Accredited Investors (as defined herein) that are not QIBs (the "Accredited Investor Note") and one or more Notes in definitive form, registered in such names and denominations as the Purchasers may so request, having an aggregate principal amount corresponding to the aggregate principal amount of the Notes to be sold by the Company outside the United States to certain persons in offshore transactions in reliance on Regulation S promulgated under the 1993 Act, as such rule may be amended from time to time ("Regulation S") (the "Regulation S Note") (the Accredited Investor Note and the Regulation S Note are referred to collectively as the "Certificated Securities"), shall be issued and delivered by the Company to Placement Agents on behalf of the Purchasers on the Closing Date, with any transfer taxes thereon duly paid by the Company, against payment by the Purchasers of the purchase price thereof in same day funds, to the order of the Company. The 144A Global Note and the Certificated Securities in definitive form shall be made available to you at the offices of Furman Selz LLC (or at such other place as shall be acceptable to you) for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

         3.      Offering of the Securities and Placement Agents'
                 Representations.

                 (a) You have advised the Company that it is your intention, as promptly as you deem appropriate after the Company shall have furnished you with copies of the Offering Memorandum, to solicit offers to purchase the Securities pursuant to the procedures and upon the terms set forth in the Offering Memorandum.

                 (b) Each Placement Agent, severally and not jointly, represents, warrants and agrees with respect to itself, that such Placement Agent:

                           (i) will solicit offers to purchase Securities only from, and will offer on behalf of the Company Securities only to, persons that it reasonably believes are (x) "qualified institutional buyers" within the meaning of Rule 144A ("QIBs"), (y) a limited number of other "accredited investors" (as defined in Rule 501(a) promulgated under the 1933 Act ("Accredited

                                  Investors")), or (z) institutions that are outside the United States and are not U.S. persons (and are not purchasing for the account or benefit of a U.S. person within the meaning of Regulation S);

                          (ii) has not offered, and will not offer or sell, the Securities (A) to any persons other than those described in Section 3(b)(i) hereof or
                                  (B) by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) promulgated under the 1933 Act;

                         (iii) has not and will not engage in any directed selling efforts (within the meaning of Regulation S under the 1933 Act) with respect to any Notes, and such Placement Agent and its Affiliates have complied and will comply with the offering restriction requirements of Regulation S under the 1933 Act.

                 (c) All of the representations of the Placement Agents contained in this Agreement shall be true and correct as of the Closing Date, and each of the Placement Agents agrees to deliver a certificate to that effect dated the Closing Date.

         4. Agreements of the Company. The Company agrees with each of you that:

                 (a) It will advise you promptly, and, if requested by any of you, confirm such advice in writing, of the happening of any event, during such period that you, in your reasonable judgment after consultation with counsel for the Placement Agents, are required to deliver an Offering Memorandum in connection with the offer of the Securities, which shall in no event extend beyond the Closing Date, that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws and if, at any time, any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                 (b) It will not make any amendment or supplement to the preliminary offering memorandum or to the Offering Memorandum, of which you shall not previously have been advised and provided a copy within two business days prior to the delivery thereof or to which you shall reasonably object.

                 (c) During the period specified in Section 4(a), it will furnish to you and to those persons whom you identify to the Company, without charge, as many copies of the Offering Memorandum (and of any amendments or supplements thereto) as you may reasonably request. The Company consents to your use of the preliminary offering memorandum and the Offering Memorandum, and any amendments and supplements thereto, in connection with the solicitation of offers to purchase the Securities contemplated hereunder.

                 (d) If, during the period specified in Section 4(a), any event shall occur as a result of which, in your reasonable judgment, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in light of the circumstances existing as of the date the Offering Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any law, it will promptly prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements in the Offering Memorandum, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Offering Memorandum is so delivered, be misleading, and will comply with applicable law, and will furnish to you without charge such number of copies thereof as you may reasonably request.

                 (e) It will cooperate with you and your counsel in connection with the registration or qualification of the Securities (or the exemption from such registration or qualification) for offer and sale under the state securities or Blue Sky laws of such jurisdictions as you may reasonably request, to continue such registration or qualification (or exemption therefrom) in effect for so long as required for the sale of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (or exemption therefrom); provided, however, that the Company shall not be obligated in connection therewith to qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to do so, or to take any action that would subject it to service of process in any jurisdiction in which it would not otherwise be subject or to subject itself to taxation generally in respect of doing business in any jurisdiction in which it would not otherwise be subject to taxation. The Company will advise you promptly of the suspension of the qualification of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or the initiation or threat of any proceeding for any such purpose and in the event of the issuance of any order suspending such qualification or exemption, the Company, with your cooperation, will use its reasonable best efforts to obtain the withdrawal thereof.

                 (f) After the Securities have been issued, it will, so long as the Securities are outstanding, file on a timely basis with the Commission, to the extent such filings are accepted by the Commission, and whether or not the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to
         Section 13 or Section 15 of the 1934 Act.  During the period of five
         (5) years from the date hereof and for so long thereafter as you are making a market in the Securities, the Company will furnish to you as soon as available copies of all reports and information as shall be furnished by the Company to the holders of the Securities.

                 (g) For so long as and at any time that it is not subject to Section 13 or 15(d) of the 1934 Act, the Company, upon request of any holder of the Securities, will furnish to such holder, and to any prospective purchaser or purchasers of the Securities designated by such holder, information that is necessary to satisfy the requirements of subsection (d)(4)(i) of Rule 144A.

                 (h) It will pay all costs, expenses and taxes in connection with or incident to (i) the preparation by the Company, printing and distribution of the preliminary offering memorandum and the Offering Memorandum (including financial statements and exhibits) and all amendments or supplements to either of them during the period specified in Section 4(a), including such copies as may be reasonably requested for use in connection with resales, (ii) the printing and delivery of this Agreement, any preliminary and supplemental Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering and sale of the Securities (including in each case any disbursements of counsel for the Placement Agents relating to such printing and delivery), (iii) the issuance and delivery of the Securities, (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph (e) above (including, in each case, any filing fees in connection therewith and the reasonable fees and disbursements of counsel for the Placement Agents relating to such registration and qualification and memoranda relating thereto), (v) the inclusion of the Notes on the National Association of Securities Dealers, Inc. (the "NASD") Automatic Quotation System-PORTAL ("PORTAL"), (vi) the approval of the Securities by DTC for "book-entry" transfer, (vii) furnishing such copies of the Offering Memorandum and all amendments and supplements thereto as may be reasonably requested for use in connection with the offering of the Securities on behalf of the Company by the Placement Agents during the period specified in Section 4(a), and (viii) the performance by the Company of its other obligations under this Agreement, including (without limitation) the fees of the Trustee, the cost of its personnel and other internal costs, the cost of printing the certificates representing the Notes and, upon conversion thereof, the Common Stock, and all expenses and taxes incident to the sale and delivery of the Securities to you.

                 (i) It will use the proceeds from the sale of the Securities in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                 (j) It will use its reasonable best efforts to, and will use its reasonable best efforts to cooperate with you to, cause the Notes to be designated PORTAL securities in accordance with the rules and regulations of the NASD.

                 (k) It will not voluntarily claim, and will actively resist any attempts to claim, the benefit of any usury laws against the holders of the Notes.

                 (l) It will do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and will use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Notes.

                 (m) Except in connection with the filing of the Shelf Registration Statement, it will not, and will not authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                 (n) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) promulgated under the 1933 Act) of the Company will offer, sell or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the 1933 Act) in such a manner that could reasonably be expected to be integrated with the sale of the Securities and that would require the registration of the Securities under the 1933 Act.

                 (o) It will not, so long as the Securities are outstanding, be or become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (p) It will, prior to the Closing Date, furnish to the Placement Agents, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing or incorporated by reference in the Offering Memorandum.

                 (q) Each Security will bear the following legend until such legend shall no longer be necessary or advisable because the Notes are no longer subject to the restrictions on transfer described therein:

                          "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS THREE YEARS AFTER THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C)

         PURSUANT TO RULE 144A, FOR SO LONG AS IT IS AVAILABLE, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," THAT PRIOR TO SUCH TRANSFER DELIVERS AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION IN FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH ACCREDITED INVESTOR IS ACQUIRING THE SECURITY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND THAT SUCH TRANSFER COMPLIES WITH THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

                 (r) During the period of three years after the Closing Date, the Company will not, and will use its reasonable best efforts not to permit any of its "affiliates" (as defined in Rule 144 under the 1933 Act) to, resell any of the Securities that constitute "restricted securities" under Rule 144 promulgated under the 1933 Act that have been reacquired by any of them.

                 (s) The Company will at all times reserve and keep available, free of preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Notes into Common Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Notes.

         5. Representations and Warranties. The Company represents and warrants to each of you that:

                 (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its date, contains all the information that, if requested by a prospective purchaser, would be required to be provided pursuant to Rule 144A(d)(4) promulgated under the 1933 Act. The

         Offering Memorandum does not, and at the Closing Date, the Offering Memorandum and any amendment or supplement thereto will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the preliminary offering memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement (including this paragraph and Section 6 of this Agreement) that the statements with respect to price and discount and the last paragraph on the cover page of the Offering Memorandum and the statements set forth in the first paragraph under the caption "Plan of Distribution" in the Offering Memorandum (or any amendment or supplement thereto) constitute the only written information furnished to the Company by any of you expressly for use in the Offering Memorandum (or any amendment or supplement thereto) and that you shall not be deemed to have provided any other information (and therefore are not responsible for any such statement or omission) pertaining to any arrangement or agreement with respect to any party other than the Placement Agents.

                 (b) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or the earnings, cash flow, business affairs or business prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                 (c) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company (except as set forth in Annex I hereto), free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                 (d) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in Annex II hereto, are not subject to any preemptive or similar rights; and the full number of shares of Common Stock issuable upon conversion of the Notes, when issued and delivered in accordance with the terms of the Notes and the Indenture upon conversion of such Notes in accordance with their terms and the terms of the Indenture, will be validly issued, fully paid and nonassessable and the issuance of such shares of Common Stock will not be subject to any preemptive or other similar rights.

                 (e) Each of this Agreement, the Indenture and the Registration Rights Agreement has been duly authorized, and when executed and delivered by the Company, will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with its terms except (i) as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (ii) as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and
         (iii) to the extent that the enforceability of any of the indemnification provisions of this Agreement or the Registration Rights Agreement may be limited by applicable laws.

                 (f) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Purchasers against payment therefor as provided by this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                 (g) The Securities conform to the description thereof in the Offering Memorandum.

                 (h) As of August 15, 1996, the Company was authorized to issue 50,000,000 shares of Common Stock, par value $.001 per share, of which 13,488,035 shares were issued and outstanding, and 2,000,000 shares of preferred stock, par value $.001 per share, none of which were issued and outstanding. Of the unissued shares of Common Stock, 275,000 shares were reserved for issuance upon the exercise of outstanding warrants that are exercisable until September 27, 1998 at exercise prices ranging from $13.75 to $37.50 per share and an aggregate of 3,913,960 shares were reserved for issuance pursuant to the Company's 1988 Stock Option Plan, 1991 Employee Stock Purchase Plan, 1993 Directors' Stock Option Plan and options granted to certain directors and advisors outside of the Company's plans. No other shares of Common Stock are reserved for any purpose.

                 (i) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or other equivalent instruments, as the case may be, or, except for such as would not have a Material Adverse Effect, in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, lease, contract, indenture or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, and there exists no condition that, with the passage of time or otherwise, would constitute such a default under any such document or instrument.

                 (j) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the Securities by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default (with the passage of time, the giving of notice or otherwise) under, the charter or by-laws or other equivalent instruments, as the case may be, of the Company or any of its subsidiaries or any agreement, lease, contract, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

                 (k) To the knowledge of the Company, (A) no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body that prevents the issuance of the Securities, prevents or suspends the use of any preliminary offering memorandum or suspends the sale of the Securities in any jurisdiction referred to in Section 4(e) hereof and
         (B) no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries that would prevent or suspend the issuance or sale of the Securities, or the use of the preliminary offering memorandum or the Offering Memorandum in any jurisdiction referred to in Section 4(e) hereof.

                 (l) Except as would not result in a Material Adverse Effect, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is subject, and, to the Company's knowledge, no such proceedings are threatened or contemplated.

                 (m) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any other person or entity for whom either is or may be liable is in violation of any federal, state, local, provincial or foreign laws or regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos or asbestos-containing materials, or polychlorinated biphenyls (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation would have a Material Adverse Effect. "Violation" includes, but is not limited to, noncompliance with any permit or other governmental authorization required under applicable Environmental Laws and noncompliance with the terms and conditions of any such permit or authorization.

                 (n) Neither the Company nor any of its subsidiaries has received any communication (written or, to the knowledge of the Company, oral), whether from a governmental authority, citizens' group, employee or otherwise, asserting that the Company or any of its subsidiaries or any other person or entity for whom either is or may be liable is not in full compliance with any Environmental Laws or permit or authorization required under applicable Environmental Laws where such failure to comply fully would have a Material Adverse Effect, and there are no circumstances that to the knowledge of the Company may prevent or interfere with such full compliance in the future, except where failure to so comply would not have a Material Adverse Effect.

                 (o) There is no claim, action, cause of action, investigation or notice (written or, to the knowledge of the Company, oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence in or release into the environment of any Materials of Environmental Concern at any location owned, leased or operated, now or in the past, by the Company or any of its subsidiaries or, to the knowledge of the Company, any other person or entity for whom either is or may be liable, or (ii) circumstances forming the basis of any violation or alleged violation of any Environmental Law (collectively, "Environmental Claims") pending or threatened against the Company or any of its subsidiaries or, to the knowledge of the Company, any other person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except any such matter that would not have a Material Adverse Effect.

                 (p) There are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that to the knowledge of the Company could form the basis of any Environmental Claim against the Company or any of its subsidiaries with respect to property owned, leased or operated by or for the Company or any of its subsidiaries, now or in the past, or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except any such matter that would not have a Material Adverse Effect.

                 (q) Except as would not, singly or in the aggregate, have a Material Adverse Effect, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable, to all property and assets described in the Offering Memorandum as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and, except as would not have a Material Adverse Effect, no default (or event or condition that, with the passage of time, the giving of notice of otherwise, would constitute such a default) has occurred or is continuing thereunder; and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee.

                 (r) The Company and each of its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business.

                 (s) Each of the accountants who certified the financial statements and supporting schedules included in the Offering Memorandum is an independent public accountant as required by the 1933 Act for financial statements included in a registration statement on Form S-3 under the 1933 Act.

                 (t) The financial statements, together with related schedules and notes, as set forth or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; provided, however, that the unaudited financial statements are subject to normal recurring year end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries.

                 (u) Except as would not result in a Material Adverse Effect, (i) the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation the Federal Communications Commission ("FCC"), as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum; (ii) the Company and each of its subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Offering Memorandum; and (iii) except as described in the Offering Memorandum, such permits contain no restrictions that are burdensome to the Company or any of its subsidiaries.

                 (v) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (w) Except for rights with respect to which waivers have been (or will be prior to the Closing Date) obtained in writing with respect to inclusion in this offering, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company in connection with this offering.

                 (x) Application has been made to have the 144A Global Note designated as PORTAL securities in accordance with the rules and regulations of the NASD.

                 (y) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) promulgated under the 1933 Act, an "Affiliate") has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the 1933 Act) in a transaction that is or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the 1933 Act.

                 (z) Neither the Company, any of its subsidiaries, any officer or director nor any other person (other than you, as to whom the Company makes no representation) authorized to act on its behalf has, in connection with the offering of the Securities, engaged in any form of general solicitation or general advertising within the meaning of Rule 502(c) promulgated under the 1933 Act.

                 (aa) Assuming the accuracy of your representations contained in Section 3 hereof and your compliance with your agreements therein set forth, it is not necessary, in connection with the sale and delivery of the Securities by the Company, in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the "TIA").

                 (bb) The Indenture, as of the date hereof and at the Closing Date, will conform in all material respects to the requirements of the TIA that are applicable to an indenture that is qualified under the TIA.

                 (cc) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof from the Company or any such subsidiary, except as otherwise disclosed herein.

                 (dd) Except as would not, singly or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its subsidiaries has (A) violated any applicable federal, state, provincial or foreign law relating to employment or employment practices or the terms and conditions of employment, including, without limitation, discrimination in the hiring, promotion or pay of employees, wages, hours of work, plant closings and layoffs, collective bargaining, and occupational safety and health, or any applicable provision of ERISA or of the Internal Revenue Code or the rules and regulations promulgated thereunder relating to or governing the operation or maintenance of any plan or arrangement falling within the definition of an "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) or (B) engaged in any unfair labor practice. Except as would not, singly or in the aggregate, result in any Material Adverse Effect, there is (i) no unfair labor practice charge or complaint pending or threatened against the

         Company or any of its subsidiaries before the National Labor Relations Board or any corresponding state, local, provincial or foreign agency, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened against the Company or any of its subsidiaries; and (ii) no union representation claim or question existing with respect to the employees of the Company or any of its subsidiaries and no union organizing activities taking place. Except as would not, singly or in the aggregate, result in any Material Adverse Effect, (i) no labor dispute involving the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent; and (ii) the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any principal suppliers, manufacturers or contractors of the Company or any of its subsidiaries.

                 (ee) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (ff) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges shown to be due and payable on such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid or will be paid prior to the time they become delinquent, other than those being contested in good faith and for which adequate reserves have been provided. The Company has not been advised that any deficiency or adjustment for any material taxes has been proposed or assessed against the Company or any of its subsidiaries.

                 (gg) The Company and its subsidiaries own, license or possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                 (hh) The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities and to issue, sell and deliver the Securities; and the Company has taken all necessary corporate action to authorize the execution and the performance of its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities.

                 (ii) Except as permitted by Rule 10b-6 promulgated under the 1934 Act, no bid or purchase by the Company, and no bid or purchase that could be attributed to the Company (as a result of bids or purchases by an "affiliated purchaser" within the meaning of Rule 10b-6 under the 1934 Act) for or of the Common Stock, any securities of the same class or series as the Common Stock or any securities immediately convertible into or exchangeable for or that represent any right to acquire Common Stock is now pending or in progress or will have commenced at any time prior to the completion of the sale of the Securities to the Purchasers.

                 (jj) Each of the Company and its subsidiaries is in compliance with all laws, ordinances and regulations (domestic and foreign) applicable to its properties (whether owned or leased) and its business, as described in the Offering Memorandum, except where noncompliance with such laws, ordinances and regulations would not, singly or in the aggregate, have a Material Adverse Effect.

                 (kk) Any contract or document of a character that would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-3 under the 1933 Act is so described, and such description accurately reflects the material terms of such contract or document.

                 (ll) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) has engaged in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities and the Company and its Affiliates and any person acting on its or their behalf (other than the Placement Agents) has complied with the offering restrictions and requirements of Regulation S.

                 (mm) The Notes satisfy the eligibility requirements set forth in Rule 144A (d)(3) promulgated under the 1933 Act.

         6.      Indemnification.

                 Pursuant to the Engagement Letter, the Company and the Placement Agents have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act, and under certain circumstances to contribute to payments the other party or parties may be required to make in respect thereof. The agreement between the parties is set forth in Schedule I to the Engagement Letter, attached hereto as Annex III, and incorporated by reference herein.

         7. Conditions of Purchasers' Obligations. The several obligations of the Purchasers to purchase the Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                 (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of its obligations and agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                 (b) The Offering Memorandum shall have been printed and copies distributed to the Placement Agents not later than 10:00 a.m., New York City time, on the date of this Agreement or at such later date and time as to which you may agree; and no stop order suspending the qualification or exemption from qualification of the Securities in any jurisdiction referred to in Section 4(e) hereof shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                 (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date that would prevent the issuance of the Securities and no action, suit or proceeding shall be pending against, or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or adversely affect the issuance of the Securities or would have a Material Adverse Effect, or in any manner draw into question the validity of this Agreement, the Indenture, the Securities or the Registration Rights Agreement; and no stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, and no order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

                 (d) (i) Since the date hereof and since the dates as of which information is given or incorporated by reference in the Offering Memorandum, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, cash flows, business affairs or business prospects, whether or not arising in the ordinary course of business, of the Company (a "Material Adverse Change"); (ii) except as set forth in the Offering Memorandum, since the date of the latest balance sheet for the Company included or incorporated by reference in the Offering Memorandum, there shall not have been any material change, or any development that is reasonably likely to result in a material change, in the capital stock or long-term debt, or material increase in short-term debt, of the Company or any of its consolidated subsidiaries taken as a whole;
         (iii) since the date as of which information is given or incorporated by reference in the Offering Memorandum, no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock; and (iv) since the date of the latest balance sheet included or incorporated by reference in the Offering Memorandum, neither the Company nor any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the

         Company and its subsidiaries, taken as a whole. On the Closing Date, you shall have received a certificate dated the Closing Date, signed by Robert Dilworth and William D. Swain, in their capacities as the Chief Executive Officer and the Chief Financial Officer of the Company, respectively, confirming the matters set forth in paragraphs
         (a), (b), (c) and (d) of this Section 7.

                 (e) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and counsel for the Placement Agents), dated the Closing Date, of Cooley, Godward, Castro, Huddleson & Tatum, counsel for the Company, to the effect set forth in Annex IV hereto.

                 (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Ginsburg, Feldman & Bress in form and substance reasonably satisfactory to the Placement Agents.

                 (g) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, based on limited procedures), in form and substance reasonably satisfactory to you, from Arthur Andersen & Co., independent public accountants, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                 (h) At the Closing Date, the Notes shall have been designated as PORTAL securities in accordance with the rules and regulations of the NASD, subject to official notice of issuance.

                 (i) Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                 (j) Prior to the Closing Date, the Company shall have furnished to you or caused to be furnished to you such further information, certificates, opinions and documents as you may reasonably request.

                 (k) The Company and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

                 (l) The Company shall have entered into the Registration Rights Agreement and you shall have received counterparts, conformed as executed, thereof.

         8. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                 This Agreement may be terminated at any time on or prior to the Closing Date by the Placement Agents by notice to the Company if any of the following has occurred: (i) subsequent to the date of this Agreement, any Material Adverse Change occurs, which, in your judgment, materially impairs the investment quality of any of the Notes or makes it impracticable or inadvisable to market the Securities, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in your reasonable judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either Federal or New York authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your reasonable judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (vi) the enactment, publication, decree or other promulgation of any Federal or state statute, regulation, rule or order of any court or other governmental authority that would, in your reasonable judgment, have a Material Adverse Effect, or
(vii) the Securities or any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization, provided, that in the case of such "watch list" placement, termination shall be permitted only if such placement would, in the judgment of any Placement Agent, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities or materially impair the investment quality of the Securities.

                 The indemnities and contribution provisions of the Engagement Letter and the other agreements, representations and warranties of the Company, its respective officers and directors and the Placement Agents set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Placement Agents or by or on behalf of the Company, its officers or directors or any controlling person thereof, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

                 If this Agreement shall be terminated by the Placement Agents pursuant to clauses (i) or (vii) of the second paragraph of this Section 8 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including the fees and disbursements of your counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses that it has agreed to pay pursuant to Section 4(h) hereof. If this Agreement shall be terminated pursuant to Section 8, the Company shall not in such event be liable to the Placement Agents for damages on account of loss of anticipated profits arising out of the transactions contemplated by this Agreement.

                 Except as otherwise expressly provided herein, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Placement Agents, any Indemnified

Person referred to herein and their respective successors and assigns, and the Purchasers, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a Holder of any of the Securities who purchases such Securities from any of the Purchasers merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each Purchaser of the Securities from the Company is intended to be a third-party beneficiary of the Company's representations, warranties and covenants contained in this Agreement and in the Registration Rights Agreement to the same extent as if such Purchaser were a party to such agreements and those representations, warranties and covenants were made directly to such Purchaser by the Company, and each such Purchaser shall have the right to take action against the Company to enforce, and obtain damages for any breach of, those provisions.

         9. Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Metricom, Inc., 980 University Avenue, Los Gatos, California, 95030, Attn: Chief Financial Officer, with a copy to Cooley Godward Castro Huddleson & Tatum, One Maritime Plaza, 20th Floor, San Francisco, California, 94111, Attn: Kenneth L. Guernsey, Esq., and (b) if to any Placement Agent, to Furman Selz LLC, 101 California Street, Suite 4300, San Francisco, CA 94111, Attn: Eric W. Edmondson, and to Feshbach Brothers Investor Services Inc., 425 Sherman Avenue, Suite 220, Palo Alto, CA 94306, Attn: Matthew L. Feshbach, or in any case to such other address as the person to be notified may have requested in writing.

         10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and other persons referred to in Sections 6 and 8, and no other person will have any right or obligation hereunder.

         12. Counterparts. This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agents.



                                       Very truly yours,

                                       METRICOM, INC.


                                       By:
                                          ------------------------------
                                           Name:
                                           Title:



FURMAN SELZ LLC


         By:
            ----------------------
                 Name:
                 Title:


FESHBACH BROTHERS INVESTOR SERVICES INC.


         By:
            ----------------------
                 Name:
                 Title:

                                    ANNEX I

                    LIST OF PARTIALLY OWNED SUBSIDIARIES(1)


Name of Subsidiary                             Jurisdiction of Organization

Metricom DC, L.L.C.(2)                                  Delaware



- --------------
(1) This Annex does not include Subsidiaries that (a) have issued a limited number (less than 1%) of their outstanding shares to officers or directors in order to comply with directors' qualify share requirements or similar provisions of the law of the jurisdiction of incorporation, or (b) are wholly owned by the Company by virtue of the Company or a Subsidiary and one or more other Subsidiaries owning such Subsidiary's shares.

(2) Eighty percent (80%) of the membership interests of Metricom DC, L.L.C. is indirectly held by the Company through its subsidiary Metricom Investments DC, Inc.

                                    ANNEX II

                          PREEMPTIVE OR SIMILAR RIGHTS


     Rights to acquire additional securities contained in the following agreements, which have been waived in connection with the Offering:

     Purchase Agreement dated October 3, 1993 between the Company and Vulcan Ventures, Inc., as amended March 24, 1994.

     Purchase Agreement dated February 18, 1994 between the Company and Microsoft Corporation.

                                   ANNEX III

                           INDEMNIFICATION PROVISIONS

                     (SCHEDULE I to the Engagement Letter)


     This Schedule I is a part of and is incorporated into that certain letter agreement (together, the "Agreement"), dated August 5, 1996 by and between Metricom, Inc. (the "Company"), Furman Selz LLC and Feshbach Brothers Investor Services Inc. (collectively, the "Placement Agents").

     The Company agrees to indemnify and hold harmless the Placement Agents, their affiliates and their parents and their affiliates, and the respective directors, officers, agents and employees of the Placement Agents, its affiliates and their parents and their affiliates (the Placement Agents and each such entity or person, an "Indemnified Person") from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively "Liabilities"), and will reimburse each Indemnified Person for all reasonable fees and expenses (including the reasonable fees and expenses of counsel) (collectively, "Expenses") as they are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation, whether or not in connection with pending or threatened litigation and whether or not any Indemnified Person is a party (collectively, "Actions"), (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials (including any amendments thereof and supplements thereto) or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Offering Materials), or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided that, in the case of clause (ii) only, the Company will not be responsible for any Liabilities or Expenses of any Indemnified Person that are determined by a judgment of a court of competent jurisdiction that is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above. If multiple claims are brought against an Indemnified Person in an arbitration, with respect to at least one of which is permitted under applicable law and provided for under this Agreement, the Company agrees that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available.

     Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified





                                     III-1

Person shall promptly notify the Company in writing; provided that failure so to notify the Company shall not relieve the Company from any liability that the Company may have on account of this indemnity or otherwise, except to the extent the Company shall have been materially prejudiced by such failure. The Company shall, if requested by the Placement Agents, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Company and the Placement Agents. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the Company; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any Action in the same jurisdiction, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company will not, without prior written consent of the Placement Agents, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action.

     In the event that the foregoing indemnity is judicially determined to be unavailable to an Indemnified Person other than in accordance with the terms hereof, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agents, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by the applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agents, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agents pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agents, on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid or to be paid to the Placement Agents under this Agreement.

     The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services





                                     III-2
rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are determined by a judgment of a court of competent jurisdiction or by binding arbitration agreed to by the parties, in either case that is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any such advice, actions, inactions or services; provided, that all Indemnified Persons shall not, in the aggregate, have any liability to the Company for any amount in excess of that amount of the fees actually received by the Placement Agents pursuant to this Agreement.

     If any term, provision, covenant or restrictions contained in this
Schedule I is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, this Agreement.

     Each of the Company and the Placement Agents hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Schedule I.





                                     III-3

                                    ANNEX IV

                          FORM OF LEGAL OPINION TO BE
                          RENDERED BY COMPANY COUNSEL


     1. Each of the Company and Metricom Investments DC, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Metricom D.C., L.L.C. has been duly formed and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its formation.

     2. To the best of our knowledge, the Company does not own or control, directly or indirectly, any corporation, limited liability company, partnership, association or other entity other than the subsidiaries listed on Annex V of the Placement Agreement (the "Subsidiaries"). The Company owns of record, directly or indirectly through other subsidiaries, the percentages set forth on Exhibit A hereto of the outstanding capital stock or other securities evidencing equity ownership of each of such Subsidiaries, to the best of our knowledge, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance (except such restrictions on transfer as may be imposed by federal or state securities laws); and, all of such securities have been duly authorized and validly issued, and, in the case of capital stock, are fully paid and nonassessable; and, to the best of our knowledge, no options, warrants, or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or membership interests in the Subsidiaries are outstanding.

     3. Each of the Company and its Subsidiaries has the corporate or limited liability company power, as the case may be, to own or lease its property and assets and to conduct its business as it is currently being conducted, and, to the best of our knowledge, each is qualified and is in good standing as a foreign corporation or limited liability company, as the case may be, authorized to do business in each jurisdiction in the United States in which its ownership of its property or the conduct of its business requires such qualification and where any statutory fines or penalties or any disability imposed for the failure to qualify would materially and adversely affect the Company and its Subsidiaries taken as a whole.

     4. The Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity may be limited under applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

     5. The Notes have been duly authorized for issuance and sale by the Company to the Purchasers, and when executed and authenticated in accordance with the provisions of the Indenture and when issued and delivered against payment therefor in accordance with the provisions of the Placement Agreement, will be entitled to the benefits of the Indenture and will be valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights and subject to general equity principles and to limitations on availability of equitable relief, including specific performance, and, to the best of our knowledge, will not be subject to any preemptive or similar rights.

     6. The Notes conform as to legal matters to the description thereof in the section of the Offering Memorandum captioned "Description of the Notes. "

     7. The shares of Common Stock issuable upon conversion of the Notes have been duly authorized and validly reserved for issuance upon conversion of the Notes, and such shares of Common Stock, when issued and delivered by the Company in accordance with the terms of the Notes, the Placement Agreement and the Indenture, will be validly issued, fully paid and nonassessable. To the best of our knowledge, there are no options, warrants, conversion privileges, preemptive rights or other rights presently outstanding to purchase any of the authorized but unissued capital stock of the Company that have not been waived, other than rights created in connection with the transactions contemplated by the Agreement, _______________ shares reserved for issuance under outstanding warrants, ___________________ shares reserved for issuance under the Company's 1988 Stock Option Plan, 1993 Non-Employee Directors Stock Option Plan and the 1991 Employee Stock Purchase Plan and up to an additional ______________________ shares reserved for issuance under outstanding options to certain directors and advisors of the Company.

     8. The contracts, agreements and instruments summarized in the Offering Memorandum under the captions "Risk Factors -- Risks Relating to Potential Acquisition of Overall Wireless and Related Legal Proceedings," "Business -- Strategic Partnerships," "Business -- Research and Development" and "Certain Transactions" are fairly summarized to the extent that would be required if the Offering Memorandum were a prospectus included in a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Act").

     9. The sections of the Offering Memorandum captioned "Dividend Policy," "Description of Notes" and "Certain Federal Income Tax Consequences," insofar as such statements constitute a summary of legal matters, agreements, instruments or proceedings referred to therein, fairly present the information called for with respect to such legal matters, agreements, instruments and proceedings to the extent that would be required if the Offering Memorandum were a prospectus included in a registration statement on Form S-3 under the Act.

     10. The execution and delivery of the Subscription Agreements, the Placement Agreement, the Registration Rights Agreement and the Indenture, and the issuance of the Securities pursuant thereto by the Company, do not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under state securities or "Blue Sky" laws) and do not violate any provision of the Company's Certificate of Incorporation or Bylaws, and do not constitute a material default under the provisions of any material agreement that has been filed as an exhibit to the Company's filings under the Securities Exchange Act of 1934, as amended, and do not violate or contravene (a) any governmental statute, rule or regulation applicable to the Company (subject to obtaining any consents, approvals or authorizations or making any required filings under state securities or "Blue Sky" laws) or (b) any order, writ, judgment, injunction, decree, determination or award that has been entered against the Company and of which we are aware, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

     11. We do not know of any legal or governmental proceeding pending or threatened, to which the Company is a party or to which any of its properties is subject or any contract or other agreement or instrument, that would be required to be described in the Offering Memorandum if it were a prospectus included in a registration statement on Form S-3 under the Act that is not so described.

     12. The Company has the corporate power and authority to execute, deliver and perform its obligations under the Subscription Agreements, the Placement Agreement, the Indenture, the Registration Rights Agreement and the Securities, including the corporate power and authority to issue, sell and deliver the Securities as provided in the Placement Agreement.

     13. The Subscription Agreements, the Placement Agreement and Registration Rights Agreement have been duly and validly authorized and each such agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity or contribution may be limited under applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

     14. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     15. To the best of our knowledge, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company, except for those rights that have been waived, in connection with the offering of Securities contemplated by the Placement Agreement.

     16. Assuming the accuracy of the representations and warranties of the Company contained in Section 5 of the Placement Agreement, of your representations and warranties contained in Section 3 of the Placement Agreement, and of the Purchasers' representations in their respective Subscription Agreements, and assuming compliance by the Company with the covenants of the Company contained in Section 4 of the Placement Agreement and by you with your agreements contained in Section 3 of the Placement Agreement, the issuance and sale of the Securities to the Purchasers in the manner contemplated by the Offering Memorandum, (A) are exempt from the registration requirements of the Act and (B) do not require the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of the Securities.

     17. The outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights set forth in the Company's charter documents or in agreements known to us. As of March 29, 1996, the authorized and outstanding capital stock of the Company was as set forth under the heading "Stockholders' Equity" in the table in the section of the Offering Memorandum captioned "Capitalization."


                             *********************

In the course of the preparation of the Offering Memorandum, we have participated in discussions and conferences with officers of the Company and with representatives of its independent public accountants, as you and your counsel have done, during which the contents of the Offering Memorandum were reviewed and we have also reviewed and discussed with various of such persons materials submitted for use in the Offering Memorandum and certain other data and information furnished in support of the statements made therein. Although we have not independently verified, and do not render any opinion upon, the accuracy, completeness or fairness of the Offering Memorandum, we advise you that nothing has come to our attention that caused us to believe that the Offering Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for the financial statements, schedules and other financial and statistical data, included or incorporated therein, or information concerning patents or any applicable Federal Communications Commission law, rule or regulation, as to which we express no view).

                                    ANNEX V

                          LIST OF CERTAIN SUBSIDIARIES

Name                                                                             Jurisdiction of Organization
- ----                                                                             ----------------------------
U.S. Subsidiaries
- -----------------

Metricom Investments DC, Inc.                                                                    Delaware
Metricom DC, L.L.C.                                                                              Delaware



Foreign Subsidiaries
- --------------------
None

                                   EXHIBIT A

                         REGISTRATION RIGHTS AGREEMENT